UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2003

                          Newcastle Investment Corp.
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              (Exact Name of Registrant as Specified in Charter)

     Maryland                        001-31458                   81-0559116
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(State or other              (Commission File Number)        (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


      1251 Avenue of the Americas, 16th Floor, New York, NY            10020
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             (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code (212) 798-6100
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                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits

        Exhibit Reference Number      Exhibit Description
        ------------------------      -------------------
               99.1                   Press Release, dated July 29, 2003,
                                      issued by Newcastle Investment Corp.


ITEM 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 29, 2003, Newcastle Investment Corp. announced its results of operations for the quarter ended June 30, 2003. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

         The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NEWCASTLE INVESTMENT CORP.
                                                --------------------------
                                                (Registrant)


Date: July 30, 2003                         By:  /s/ Randal A. Nardone
                                                ----------------------
                                                Name: Randal A. Nardone
                                                Title: Secretary


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                                 EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION

99.1                             Press Release, dated July 29, 2003, issued by
                                 Newcastle Investment Corp.